THE COVENTRY GROUP

                     WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                  (the "Funds")

                    Supplement Dated December 22, 1999 to the
               Statement of Additional Information dated July 30, 1999

The following information supplements the disclosure on pages 12 and 13 of the Statement of Additional Information under the heading "INVESTMENT ADVISER":

         Walden Asset Management ("Walden"), the socially responsive investment division of United States Trust Company of Boston (the "Adviser"), maintains a consulting arrangement with Brethren Benefit Trust, Inc. ("BBT") pursuant to which BBT provides information to Walden concerning issues of international peace and social justice. The consulting fee received by the BBT for these services is paid directly by Walden to the BBT and is not paid by the Funds. For its consulting services BBT receives a consulting fee from Walden equal on an annual basis to 0.05% of each Funds' average net assets. The consulting service provided by the BBT to Walden is used exclusively by Walden with regard to the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE